SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 5, 2004

CENTIV, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-23221	58-2033795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 113, Palos Verdes Estates, CA 90274

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (949) 717.0626

998 Forest Edge Drive, Vernon Hills, Illinois 60061  (847) 876-8300

(Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant’s Certifying Accountant

On February 5, 2004, pursuant to the approval of the Board of Directors of Centiv, Inc., a Delaware corporation (“CNTV”), CNTV resolved to change the accounting firm of Grant Thornton, LLP as its independent auditors.

The independent accountants’ reports of Grant Thornton, LLP on the consolidated financial statements of the Registrant for each of the fiscal years ended December 31, 2001 and December 31, 2002, contain no adverse opinion or disclaimer of opinion and neither of those reports was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s last two fiscal years ended December 31, 2001 and December 31, 2002, and in the subsequent interim periods through February 4, 2004, there were no disagreements with Grant Thornton, LLP, except as discussed in the following paragraph, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

Specifically, in connection with the December 31, 2001 financial statements, Grant Thornton, LLP recommended that a valuation reserve be established for the deferred tax asset relating to the Company’s net operation loss carry-forward as a result of the Company’s recent operating losses. Upon initial discussion with Grant Thornton, LLP, management was of the opinion that there was flexibility over the time-period in which the valuation reserve could be recognized and established.  Upon further discussion and review, management and Grant Thornton, LLP, agreed that the valuation reserve for the deferred tax assets should be established and therefore this initial disagreement was resolved to the satisfaction of Grant Thornton, LLP.  The proposed change of auditors was a commercial decision of the Board of Directors.

The Registrant has requested Grant Thornton, LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter is filed as Exhibit 16 to this Current Report on Form 8-K.

On February 5, 2004, CNTV engaged the accounting firm of Davis Accounting Group, P.C., located in Cedar City, Utah, as its new independent accountants.  Prior to that date, CNTV did not consult with Davis Accounting Group, P.C. regarding any accounting matters.

During CNTV’s two most recent fiscal years and any subsequent interim period prior to the engagement of Davis Accounting Group, P.C., neither the company nor anyone on the company’s behalf consulted with Davis Accounting Group, P.C. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on CNTV’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event.”

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

N/A

(b)  Pro Forma Financial Information.

N/A

(c)  Exhibits.

No.	Description
16	Letter from Grant Thornton, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTIV, INC.

Date: February 10, 2004	By:	/s/ Mak Wai Keung, Shawn
Mak Wai Keung, Shawn
President